AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Amendment") is made and entered into as of the 12th day of September, 1996, between between HEATHER RIDGE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller") and FOWLERSHORE & FLANAGAN, a California general partnership ("Purchaser")

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of August 19, 1996 (the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Original Agreement);

     WHEREAS, pursuant to the Original Agreement Seller and Purchaser entered into that certain Escrow Agreement, dated August 19, 1996 (the "Escrow Agreement"); and

     WHEREAS, Seller and Purchaser now desire to amend the Original Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Original Agreement and the Escrow Agreement are amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Original Agreement.

     2. Line two (2) of Paragraph 1 of the Original Agreement is hereby deleted, and the following is hereby inserted in lieu thereof: "price of Eight Million Eight Hundred Ninety Thousand And No/100 Dollars ($8,890,000)(the "Purchase".

     3. Notwithstanding the terms and provisions of the letter delivered by Purchaser to Seller dated August 26, 1996, Purchaser hereby acknowledges that it has completed its due diligence inspection of the Property, that it accepts the Property in its current condition, and that the Inspection Period has expired. From and after the date of this Amendment, Purchaser shall have no option, pursuant to the terms of Paragraph 7 of the Agreement, to terminate the Agreement.

     4. Paragraph 25 of the Original Agreement is hereby deleted in its entirety.

     5. Lines one (1) and two (2) of Paragraph 8 of the Original Agreement are hereby deleted and the following is hereby inserted in lieu thereof: "8. CLOSING. The closing of this transaction (the "Closing") shall be on October 30, 1996 (the".

     6. The first three lines of Paragraph 3 of the Escrow agreement are hereby deleted and the following is hereby inserted in lieu thereof: "3. On
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October 30, 1996, or at such other date as Seller and Purchaser may, in writing, advise Escrow Agent is the".

     7. Except as amended herein, the terms and conditions of the Original Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     8. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     11. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Amendment shall be enforceable against such party as an original.

Purchaser and Seller hereby agree and acknowledge that this Amendment shall be enforceable and binding as between the two parties notwithstanding the lack of Escrow Agent's execution hereof.

     Executed as of the date first written above.


                         SELLER:

                         HEATHER RIDGE LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Heather Ridge, Inc., an Illinois corporation, its general partner

                              By:   /s/ James E. Mendelson
                                   ------------------------------------
                              Name:     James E. Mendelson
                                   ------------------------------------
                              Its:      Authorized Rep
                                   ------------------------------------
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                         PURCHASER:

                         FOWLERSHORE & FLANAGAN, a California general partnership

                         By:   /s/ Darla T. Flanagan
                              -------------------------------------
                         Name:     Darla T. Flanagan
                              -------------------------------------
                         Its:      General Partner
                              -------------------------------------

                         ESCROW AGENT:

                         LAWYERS TITLE INSURANCE CORPORATION

                         By:
                              -------------------------------------
                         Name:
                              -------------------------------------
                         Its:
                              -------------------------------------
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